Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to
[ ]	Rule 14a-11 (c) or rule 14a-12

ASPENBIO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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April 28, 2008

To Our Shareholders:

        You are cordially invited to the Annual Meeting of Shareholders (the “Meeting”) of AspenBio Pharma, Inc. (the “Company”) to be held at the Wingate Inn, 8000 East Peakview Avenue, Greenwood Village, Colorado 80111 on June 9, 2008 at 3:30 p.m. local time.

        The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

        Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

        WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely, GREGORY PUSEY, CHAIRMAN

ASPENBIO PHARMA, INC.
1585 S. Perry Street
Castle Rock, Colorado 80104
(303) 794-2000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 9, 2008

April 28, 2008

To the Shareholders of AspenBio Pharma, Inc.:

        The Annual Meeting of Shareholders (the “Meeting”) of AspenBio Pharma, Inc., a Colorado corporation (the “Company”) will be held at the Wingate Inn, 8000 E. Peakview Avenue, Greenwood Village, Colorado 80111 on June 9, 2008 at 3:30 p.m. local time, for the purpose of considering and voting upon proposals to:

1.	Elect six directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

2.	Adopt an amendment to the 2002 Stock Incentive Plan to increase the number of shares reserved under the plan from 4,250,000 to 4,600,000.

3.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

        The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on April 17, 2008 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

        You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

        EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS, Gregory Pusey, Chairman

ASPENBIO PHARMA, INC.
1585 S. Perry Street
Castle Rock, Colorado 80104
(303) 794-2000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 9, 2008

April 28, 2008

To Our Shareholders:

        This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of AspenBio Pharma, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at the Wingate Inn, 8000 E. Peakview Avenue, Greenwood Village, Colorado 80111 on June 9, 2008 at 3:30 p.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card, and the Notice of Annual Meeting of Shareholders (collectively, the “Proxy Materials”) are first being mailed to shareholders beginning on or about April 28, 2008.

GENERAL INFORMATION

Solicitation

        The enclosed proxy is being solicited by the Company’s Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

        Holders of shares of AspenBio Pharma, Inc. common stock (the “Common Stock”), at the close of business on April 17, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, 31,312,925 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

        The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

        As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

        The affirmative vote of a majority of the votes cast (either in person or by proxy) and entitled to vote on the matter is required to approve Proposal Two. As to this proposal, a shareholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. The proposal shall be determined without regard to broker non-votes or proxies marked “ABSTAIN” as to the matter.

        The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

        Shares of Common Stock represented by all properly executed proxies received at the Company’s transfer agent by June 5, 2008 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein; and “FOR” adoption of the amendment to the 2002 Stock Incentive Plan as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

        The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The number of shares outstanding of the Company’s common stock at April 17, 2008, was 31,312,925. The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 17, 2008 by each Company director and each executive officer, by all directors and executive officers as a group, and sets forth the number of shares of Company common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of common stock. To the knowledge of the directors and executive officers of the Company, as of April 17, 2008, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below.

Name and Address	Number of Shares	Percent
Richard G. Donnelly (1)
2838 Garrett Drive	946,014	3.0%
Fort Collins, CO 80526

Gregory Pusey (2)
106 S. University, No. 14	1,486,054	4.7%
Denver, CO 80209

Gail S. Schoettler (3)
11855 East Daley Circle	331,666	1.0%
Parker, CO 80134

Douglas I. Hepler (4)
815 Cliff Dr.	407,766	1.3%
McLeansville, NC 27301

David E. Welch (5)
1585 S. Perry Street	216,666	*
Castle Rock, CO 80104

Jeffrey G. McGonegal (6)
1585 S. Perry Street	562,322	1.8%
Castle Rock, CO 80104

Mark J. Ratain (7)
5841 South Maryland Avenue	0	*
MC2115
Chicago, IL 60637

All Officers and Directors as a Group	3,950,488	11.8%
(7 persons) (8)

RMB Capital Management, LLC
115 S. LaSalle St., 34th Floor	1,569,381	5.0%
Chicago, IL 60603

The Peierls Foundation, Inc.
c/o U.S. Trust Company of N.Y.	2,771,339	8.9%
114 West 47th Street
New York, N.Y. 10036

Corriente Advisors, LLC
201 Main Street, Suite 1800	2,878,492	9.2%
Fort Worth, TX 76102

* Holds less than 1%

(1)	Includes 324,681 shares and 13,000 held by his IRA and options to acquire 500,000 shares at $.60 per share, options to acquire 75,000 shares at $1.40 per share, and options to acquire 33,333 shares at $2.96 per share. Does not include options to acquire 66,667 shares at $2.96 per share which vest equally in January of 2009 and 2010. Also does not include options to acquire 50,000 at $6.63 per share which vest equally over three years in arrears commencing in January of 2009.
(2)	Includes 626,341 shares directly owned plus 137,290 shares held by his wife, his wife’s IRA account and their daughter. Mr. Pusey disclaims beneficial ownership of these shares. Also includes: (i) 57,913 shares held in Mr. Pusey’s IRA account, (ii) 5,107 shares held jointly with his wife and (iii) 292,737 shares held by Cambridge Holdings Ltd. Mr. Pusey is President, a director and principal shareholder of Cambridge. Includes options to acquire 100,000 shares at $1.21 per share granted in January of 2004. Includes options to acquire 250,000 options at $0.80 per share, and options to acquire 16,666 shares at $2.96 per share. Excludes 33,334 options at $2.96 per share granted to Mr. Pusey in January 2007 which vest equally in January 2009 and 2010. Excludes options to purchase 50,000 shares at $6.63 per share granted January 2008, which vest equally over three years in arrears commencing in January of 2009.
(3)	Includes 15,000 shares and options to purchase 100,000 shares at $1.47 per share, options to purchase 50,000 shares at $.85 per share, options to purchase 100,000 shares at $.96 per share, options to purchase 50,000 shares at $1.60 per share, and options to purchase 16,666 shares at $2.96 per share. Excludes options to purchase 33,334 shares at $2.96 per share as such options vest equally in January 2009 and 2010. Also excludes options to purchase 50,000 shares at $6.63 per share which vest one-third each year for three years beginning January 2009.
(4)	Includes 21,100 shares directly owned plus 120,000 shares held by Dr. Hepler’s wife. Dr. Hepler disclaims ownership of these shares. Also includes options to purchase 100,000 shares at $1.50 per share, options to purchase 50,000 shares at $.80 per share, options to purchase 50,000 shares at $ 1.60 per share, and options to purchase 16,666 shares at $2.96 per share. Also includes options to purchase 50,000 shares at $.75 per share held by Dr. Helper’s wife. Dr. Helper disclaims ownership of these shares. Excludes options to purchase 33,334 shares at $2.96 per share as such options vest equally in January of 2009 and 2010. Also excludes options to purchase 50,000 shares at $6.63 per share which vest one-third each year for three years beginning January of 2009.
(5)	Includes options to acquire 100,000 shares at $.76 per share, options to acquire 50,000 shares at $.80 per share, options to acquire 50,000 shares at $1.60 per share and options to acquire 16,666 shares at $2.96 per share. Excludes options to purchase 33,334 options at $2.96 per share which vest equally in January 2009 and 2010. Also excludes options to purchase 50,000 shares at $6.63 per share which vest one-third each year for three years beginning January of 2009.
(6)	Includes 194,156 shares and 1,500 shares owned by his daughter. Also includes options to purchase 60,000 shares at $1.47, options to acquire 140,000 shares at $1.21 per share, options to purchase 100,000 shares at $.75 per share, options to purchase 50,000 shares at $.80 per share, and options to purchase 16,666 shares at $2.96 per share. Excludes options to purchase options to purchase 33,334 shares at $2.96 per share vesting equally in January 2009 and January 2010. Also excludes options to purchase 40,000 shares at $6.63 per share which vest one-third each year for three years beginning January of 2009.
(7)	Excludes options to purchase 66,313 shares at $6.13 per share which vest at one-third each year for three years beginning in March of 2009.
(8)	Includes footnotes one through seven.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

MANAGEMENT

        Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors has been involved in any legal proceedings during the past five years. Further, there is no arrangement or understanding between any director pursuant to which he or she was selected as a director.

        The following table sets forth names and ages of all executive officers and directors of the Company:

Name	Age	Position
Richard G. Donnelly	49	President, Chief Executive Officer and Director
Gregory Pusey	55	Chairman, Secretary and Director
Gail S. Schoettler	64	Director
Douglas I. Hepler	61	Director
David E. Welch	61	Director
Mark J. Ratain, M.D.	53	Director
Jeffrey G. McGonegal	57	Chief Financial Officer

Richard G. Donnelly was elected President, Chief Executive Officer and as a director, in January 2005. From September 1999 to December 2004, Mr. Donnelly served in senior marketing positions with Heska Corporation, including most recently as Senior Director of Marketing. From January 1993 to September 1999, Mr. Donnelly served as Director of Marketing for the Fort Dodge division of Wyeth Inc., (American Home Products). Mr. Donnelly holds a three-year diploma in Animal Science from St. Lawrence College.

Gregory Pusey became a director of AspenBio Pharma, Inc. in February 2002, and Chairman in May 2003. Mr. Pusey is Chairman and a director (in December 2002) of Security With Advanced Technology, Inc. (Nasdaq: SWAT), a publicly held provider of non-lethal projectiles, launchers, hardware and software security related products.  Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd.  He is also President of Livingston Capital, Ltd. since 1987, a private venture capital firm. Mr. Pusey is secretary and a director of Bactolac Pharmaceutical, Inc. and has been associated with its predecessors since 1997, a privately held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Mr. Pusey graduated  from Boston College with a BS degree in finance.

Gail S. Schoettler – Ambassador Gail Schoettler serves on the boards of AspenBio Pharma, Inc., Security with Advanced Technology, Masergy Communications, Delta Dental of Colorado, The Colorado Trust (Colorado’s largest foundation) and several non-profit organizations. She has served as a U.S. Ambassador and as Colorado’s Lt. Governor and State Treasurer. In 1998, she narrowly lost her bid for Governor of Colorado. She started two successful banks and is involved in her family’s cattle ranch, vineyards and real estate enterprises. In addition to being a Denver Post columnist, Dr. Schoettler and her husband own eGlobalEducation, a custom travel company leading executive groups to countries around the world. She earned a BA in economics from Stanford and MA and PhD degrees in African History from the University of California at Santa Barbara. Among her numerous awards is the French Legion of Honor (France’s highest civilian award) from President Jacques Chirac of France.

Douglas I. Hepler, Ph.D. joined the Company’s Board of Directors in March of 2004. Commencing in 2006 Dr. Hepler became President of KADO Consulting a newly formed consulting firm. Through April 2006 he served as Vice President of Research and Development for IDEXX Pharmaceuticals, Inc., a wholly owned subsidiary of IDEXX Laboratories, Inc. Dr. Hepler was responsible for the overall technical leadership of the Pharmaceutical Division of IDEXX Pharmaceuticals, Inc. Dr. Hepler was also the Co-founder and Executive Vice President of Blue Ridge Pharmaceuticals, Inc. before its sale to IDEXX Laboratories, Inc. in 1998. While at Blue Ridge Pharmaceuticals, Dr. Hepler was instrumental in the development and FDA registration of Acarexx, Iverhart Plus, PZI Vet, Facilitator, Navigator, Pyrantel and CyFly. Prior to Blue Ridge Pharmaceuticals, Dr. Hepler was instrumental in the development and FDA registration of Interceptor, Program and Sentenial while at Novartis Animal Health. Dr. Hepler received a B.S. degree from Lock Haven University in biology, a M.S. from Colorado State University in microbiology and a Ph.D. from Colorado State University in immunology.

David E. Welch became a director of AspenBio Pharma as of October 1, 2004. Mr. Welch has served as Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a public company located in Golden, Colorado, since April 2004. In January 2007, Mr. Welch was also elected as a director of Security With Advanced Technology, Inc. He also is a self-employed financial consultant. From July 1999 to June 2002, Mr. Welch served as Chief Financial Officer, Secretary and Treasurer of Active Link Communications, Inc., another publicly traded company. During 1998 he served as Chief Information Officer for Language Management International, Inc., a multinational translation firm located in Denver, Colorado. From 1996 to 1997, he was Director of Information Systems for Mircromedex, Inc., an electronic publishing firm, located in Denver, Colorado. Mr. Welch also serves on the Board of Directors of Communication Intelligence Corporation, a publicly traded company. He received a B.S. degree in accounting from the University of Colorado. Mr. Welch is a Certified Public Accountant, licensed in the state of Colorado.

Mark J. Ratain, M.D. was appointed to our Board of Directors in March 2008. Since April 1998 Dr. Ratain has served as a director of DATATRAK International, Inc. (Nasdaq Capital Market – “DATA”) a technology and services company focused on providing a platform of software applications to the global clinical trials industry. Dr. Ratain is a hematologist/oncologist and a clinical pharmacologist. He is the Leon O. Jacobson Professor of Medicine and Chairman of the Committee on Clinical Pharmacology and Pharmacogenomics and Associate Director for Clinical Science for the Cancer Research Center at the University of Chicago. Dr. Ratain has been associated with the Department of Medicine at the University of Chicago since 1983. He has authored and co-authored more than 250 articles and book chapters. He received his A.B. Degree in Biochemical Sciences from Harvard University and his M.D. from the Yale University School of Medicine.

Jeffery McGonegal became Chief Financial Officer of the Company in June 2003 and served as interim President in December 2004 and January 2005. Mr. McGonegal also serves as Chief Executive Officer and Chief Financial Officer of Security With Advanced Technology, Inc. (Nasdaq: SWAT), a publicly held provider of hardware and software security related products, Mr. McGonegal also serves as Senior Vice President — Finance of Cambridge Holdings, Ltd., a small publicly held company with limited activities. Since 1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman LLP, Mr. McGonegal served as managing partner of the Denver, Colorado office. Mr. McGonegal was elected in 2005 to serve on the board of Imagenetix, Inc., a publicly held company in the nutritional supplements industry. He received a B.A. degree in accounting from Florida State University.

Transactions with Related Persons

        Since January 1, 2007, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect the Company.

Independence of the Board of Directors

        Our Board of Directors currently consists of Messrs. Donnelly, Pusey, Hepler, Welch, and Ratain and Ms. Schoettler. Each is currently a nominee for director. The Company defines “independent” as that term is defined in Rule 4200(a) (15) of the Nasdaq listing standards. Messrs. Welch, Hepler, Ratain and Ms. Schoettler qualify as independent and none of them has any material relationship with the Company that might interfere with his or her exercise of independent judgment.

        Through 2006 Directors of the Company were not paid cash for their services. Commencing in February 2007 the outside independent directors began receiving cash compensation of $500 per month which was increased to $1,000 per month each effective February 1, 2008. Our independent directors typically receive a stock option upon joining and additional options over time, generally annually. As of January 1, 2008 Greg Pusey receives a salary of $150,000 annually for his active role as Chairman a position he had held since September 2003. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Meetings of the Board and Committees

        The Company’s Board of Directors held thirteen meetings during the Company’s year ended December 31, 2007, and three additional meetings through April 25, 2008. Such meetings consisted of actions taken by unanimous written consent and meetings at which all of the directors were present in person or by telephone. The Company does not have a formal policy with regard to board members’ attendance at annual meetings, but encourages them to attend shareholder meetings. Each board member then serving attended our annual meeting of shareholders held on July 17, 2007.

Committees

        Audit Committee:   The Company has a separately designated standing audit committee established in accordance with Section 3(a) (58) (A) of the Exchange Act. All of the Company’s independent directors serve on the audit committee, which consists of: David Welch (who serves as Chair of the Committee), Douglas Hepler and Gail Schoettler. Mr. Welch has been designated as the financial expert on the audit committee. The Company defines “independent” as that term is defined in Rule 4200(a) (15) of the Nasdaq listing standards.

        The Audit Committee was formed on December 22, 2003, and held five formal meeting during the year ended December 31, 2007. All of the members attended the meeting in person or by telephone. The Board of Directors has adopted a written charter for the audit committee. The audit committee charter is available on our website at www.aspenbioinc.com.

        The following constitutes the report the Audit Committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

REPORT OF THE AUDIT COMMITTEE
To the Board of Directors of AspenBio Pharma, Inc.

        Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2007, we have:

•	reviewed and discussed the audited financial statements with management and the independent accountants;

•	approved the appointment of the independent accountants;

•	discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

•	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

        Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2007 be included in the Company’s 2007 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

Respectfully submitted,
The Audit Committee of AspenBio Pharma, Inc.
David Welch, Chair
Douglas Hepler, Member
Gail Schoettler, Member

        Compensation Committee:   All of the Company’s independent directors serve on the compensation committee, which consists of: Gail Schoettler (who serves as Chair of the Committee), Douglas Hepler, David Welch, and Mark Ratain. The Compensation Committee held four meetings in 2007. Duties of the compensation committee include reviewing and making recommendations regarding compensation of executive officers. The Board of Directors adopted our Compensation Committee charter on March 17, 2004.

        Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives. This includes the responsibility: (1) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (2) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation. When evaluating and determining the compensation of our executive officers the Compensation Committee evaluates factors including the executive’s responsibilities, experience and the competitive marketplace. Further, the Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate. The Committee may also invite the Senior Executives and other members of management to participate in their deliberations, or to provide information to the Committee for its consideration with respect to such deliberations, except that: the chief executive officer may not be present for the deliberation of or the voting on compensation for the chief executive officer. The chief executive officer may, however, be present for the deliberation of or the voting on compensation for any other officer.

        The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to independent directors for service on the board of directors and its committees, and make recommendations to the board with respect thereto (however disinterested members of the board ultimately determine the fees paid to the independent directors); and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the board as needed.

        Nominating and Corporate Governance Committee (“Nominating Committee”):   All of the Company’s independent directors serve on the Nominating Committee, which consists of: Gail Schoettler (who serves as Chair of the Committee), Douglas Hepler, David Welch, and Mark Ratain. Duties of the Nominating Committee include oversight of the process by which individuals may be nominated to our board of directors. Our Nominating Committee’s charter was adopted by the board of directors on March 17, 2004, and is available on our web site at www.aspenbioinc.com.

        The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other Nominees to the board, in collectively serving the long-term interests of the shareholders.

        The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing to AspenBio Pharma, Inc. c/o Nominating Committee Chair, Gail Schoettler, via email at gailschoettler@msn.com or via first class U.S. mail, at AspenBio Pharma, Inc., 1585 S. Perry Street, Castle Rock, CO 80104.

        A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the most recent proxy statement under the heading “Proposal From Shareholders” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

        The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation; The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly; The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information. Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K. Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K. The signed consent of the proposed nominee in which he or she consents to being nominated as a director of the Company if selected by the nominating committee, states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; states whether the proposed nominee is “independent” as defined by Nasdaq Marketplace Rule 4200(a)(15); and d. attests to the accuracy of the information submitted pursuant to this paragraph.

        Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee’s signed consent, in original form, within ten days of making the nomination.

        When the information required above has been received, the Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

        The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee has established criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company; identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

        The Nominating Committee held five formal meetings in 2007. On March 27, 2008 the Nominating Committee nominated all six directors then serving on our board of directors to stand for re-election, including Dr. Ratain who was appointed to the board on March 27, 2008. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Officers and Directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission (“SEC”). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company’s year ended December 31, 2007, and as of April 18, 2008, there were no directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.

Shareholder Communication with the Board of Directors

        The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Company’s Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

David Welch
Chair, Audit Committee
c/o AspenBio Pharma, Inc.
1585 S. Perry Street
Castle Rock, CO 80104
email address: dwelch@welchconsul.com

        The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers

        The following table sets out the compensation received for the fiscal years ended December 31, 2007 and 2006 in respect to each of the individuals who were the Company’s chief executive officer and chief financial officer at any time during the last fiscal year and the Company’s most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Plan Compensation ($)	All Other Compensation ($)	Total ($)
Richard G. Donnelly,	2007	$222,917	$280,000	$74,000	$78,981	$0	$0	$31,784	$687,682
Chief Executive Officer and Director(1)	2006	$200,000	$14,170	$0	$79,000	$0	$0	$27,886	$321,056

Jeffrey G. McGonegal,	2007	$100,000	$80,000	$0	$35,889	$0	$0	$20,857	$236,746
Chief Financial Officer(2)	2006	$88,333	$0	$0	$0	$0	$0	$0	$88,333

(1)	During 2006 Mr. Donnelly was awarded a cash bonus of $14,170 that was paid in 2007. He was also provided temporary living accommodations near the plant at a total cost of $9,622 and coverage under the Company's group medical plan at a total cost of $ 13,413 and $ 4,851 in life insurance premiums. In July 2006, Mr. Donnelly was granted 100,000 options at $1.40 per share vesting over six months on a cliff vesting basis; in December 2006, 25,000 of those options expired as a result of specified sales levels not being met. In January 2005 Mr. Donnelly joined the Company as President, Chief Executive Officer and was elected to the Company's board. In December 2005, he was granted options to acquire 100,000 shares at $0.96 per share conditional upon meeting specified sales levels. These options expired in June 2006. In January 2007 Mr. Donnelly's Employment Agreement was amended to among other provisions, extend its termination date to February 2009, to increase his annual compensation to $225,000 and he was also granted 25,000 restricted shares of common stock, valued at the time of issuance at $74,000. During 2007 Mr. Donnelly was also provided temporary living accommodations near the plant at a total cost of $10,917 and coverage under the Company's group medical plan at a total cost of $ 16,016 and $ 4,851 in life insurance premiums. Mr. Donnelly was awarded with a cash bonus for the 2007 year of $280,000 that was paid to him in 2008. In January 2008 Mr. Donnelly's Employment Agreement was amended to among other provisions, to increase his annual compensation to $250,000. On January 17, 2008 Mr. Donnelly was granted 50,000 options at $6.63 per share vesting in arrears over a three year period and expiring in ten years.

(2)	During 2007 Mr. McGonegal was granted options to acquire 50,000 shares of common stock at $2.96 per share vesting in arrears over a three year period and expiring in ten years. Mr. McGonegal was awarded with a cash bonus for the 2007 year of $80,000 that was paid to him in 2008. In January 2008, his compensation was increased to $150,000 per year and he was granted 40,000 options at $6.63 per share vesting in arrears over a three year period and expiring in ten years. During 2007, Mr. McGonegal was provided coverage under the Company's group medical plan at a total cost of $20,857.

The Company values common shares issued for compensation at the closing trading price on the day of award. Options and warrants issued for compensation are valued based the Black-Scholes model using the assumption as detailed in the note to the accompanying financial statements.

The Compensation Committee of the Board of Directors reviews and proposes compensation, bonus and equity awards for the executive officers. Richard Donnelly is the only officer employed under an employment contract. The employment agreement contains provisions for the establishment of goals and incentive bonus arrangements annually that are approved by the board. Compensation and equity awards are generally made annually based upon reviews by the Compensation Committee of goals and performance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name and Principal Position	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Un-exercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date

Richard G. Donnelly,	500,000	—	—	$0.60	1-24-15
Chief Executive Officer and Director	75,000	—	—	$1.40	1-24-16
	33,333	66,667	—	$2.96	1-24-17

Jeffery McGonegal,	60,000	—	—	$1.47	6-17-13
Chief Financial Officer	140,000	—	—	$1.21	1-19-14
	100,000	—	—	$0.75	8-24-14
	50,000	—	—	$0.80	3-24-15
	16,666	33,334	—	$2.96	1-24-17

Stock options granted, generally vest over a three year period from the date of grant, annually in arrears and expire in ten years. In December 2005 the Company’s board vested all non-vested options that remained outstanding at that time 100%. The material terms of the option grants are more fully described in the notes to the Summary Compensation Table above.

DIRECTOR COMPENSATION

        Through 2006 Company directors were not paid cash for their services. Commencing in February 2007 the outside independent directors began receiving cash compensation of $500 per month which was increased to $1,000 each per month effective February 1, 2008. Our independent directors typically receive a stock option upon joining and additional options over time, generally annually. As of January 1, 2008 Greg Pusey receives a salary of $150,000 annually for his active role as Chairman a position he has held since September 2003. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Gregory Pusey	$225,000	—	$35,889	—	—	$260,889
Director

Gail Schoettler	$5,500	—	$59,105	—	—	$64,605
Director

Douglas Hepler	$5,500	—	$59,105	—	$57,000	$121,605
Director

David Welch	$5,500	—	$59,105	—	—	$69,605
Director

In January 2008, Mr. Pusey’s was awarded with a cash bonus for the 2007 year of $125,000 that was paid to him in 2008 and his salary increased from $100,000 to $150,000 per year. In January 2008, Ms. Schoettler, Mr. Hepler, and Mr. Welch’s compensation increased to $1,000 per month and each of these individuals were granted 50,000 options each at $6.63, vesting three years in arrears and expiring in ten years.

Mr. Hepler received consulting fees, of $57,000, paid to his consulting firm, for his services providing consulting and liaison services between the Scientific Advisory Board and the board of directors.

On March 27, 2008 Dr. Ratain was appointed to our Board of Directors. Upon his appointment he was granted an option to purchase 66,313 shares of our common stock. The option vests on a pro-rata basis over three years from the date of grant.

Agreements with Management

We entered into an employment agreement with Richard G. Donnelly, initially providing annual compensation of $150,000. Mr. Donnelly’s compensation was increased to $200,000 per year effective January 2006, to $225,000 effective February, 2007 and to $250,000 effective January 2008. The agreement, as amended provides for his services to the Company until February 2009 and automatically renews at the end of each year unless terminated by either party.

Benefit Plans.

2002 Stock Incentive Plan

In April 2002, we adopted our 2002 Stock Incentive Plan. The purpose of the plan is to promote our interests and the interests of our shareholders by providing participants a significant stake in our performance and providing an opportunity for the participants to increase their holdings of our common stock. The plan is administered by the Option Committee, which consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of who shall be a director who is not employed by us. The Option Committee has the authority to select employees and consultants (which may include directors) to receive awards, to determine the number of shares of common stock covered by awards and to set the terms and conditions of awards. The plan, as amended authorizes the grant of options to purchase up to 4,250,000 shares of our common stock. As of April 19, 2008 we have outstanding options to purchase 3,728,689 shares. The options are exercisable at prices ranging from $.60 to $10.84 per share for a term of ten years. In addition to stock options, we may also offer a participant a right to purchase shares of common stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant. Such conditions may include continued services to us or the achievement of specified performance goals or objectives. No common stock has been issued pursuant to the plan. During 2007, the Company granted a total of 416,000 options to employees, directors and consultants under the Plan, generally vesting over three years in arrears, exercisable at an average of $3.31 per share and expiring in ten years.

Equity Compensation Plan Information

        The following table gives information about the Company’s common stock that may be issued upon the exercise of options under the 2002 Stock Option Plan as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved
by security holders	3,347,376	$ 1.29	902,624

Equity compensation plans not
approved by security holders	—	$ —	—

Total	3,347,376	$ 1.29	902,624

In addition to the stock options discussed above, the Company periodically issues non-qualified options and warrants for services for which the Company generally does not seek shareholder approval. Through December 31, 2007, the Company had outstanding 834,800 non-qualified options in connection with consulting agreements for investor relations and placement agent services. Such options include 180,000 that were issued in 2007 and where vested upon issuance. Of the outstanding options, 399,800 are exercisable at $1.07 per share and expire in January 2009. Of the remaining 435,000 options, 75,000 are exercisable at $1.00 per share and expire in 2008, 180,000 are exercisable at $1.80 per share and expire in 2009, 105,000 are exercisable at a weighted average of $6.00 per share and expire in 2010 and 75,000 are exercisable at $9.15 per share and expire in 2010.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee selected the independent accounting firm of GHP Horwath, P.C. (“GHP”) with respect to the audit of our financial statements for the year ended December 31, 2007. A representative of GHP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions from shareholders.

        Audit Fees.   Our principal accountant, GHP, billed us aggregate fees in the amount of approximately $46,150 for the year ended December 31, 2007 and approximately $46,375 for the year ended December 31, 2006. These amounts were billed for professional services that GHP provided for the audit of our annual financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        Audit-Related Fees.   GHP billed us aggregate fees in the amount of $0 for the years ended December 31, 2007 and 2006 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

        Tax Fees. We did not incur fees for the years ended December 31, 2007 and 2006 for tax compliance, tax advice, and tax planning.

        Financial Information Systems Design and Implementation Fees.   We do not have an information system or a local area network. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

        All Other Fees.   GHP billed us aggregate fees in the amount of $0 for the years ended December 31, 2007 and 2006 for other fees.

        The audit committee has considered the information described in “Financial Information Systems Design and Implementation Fees” and “All Other Fees” above and believes that it is compatible with maintaining the principal accountant’s independence.

        Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

        The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee pre approved 100% of the services described under “Tax Fees.” No pre-approval was required under “Audit-Related Fees” and “All Other Fees” as no services were performed by GHP and no fees incurred.

PROPOSAL ON
EELECTION OF DIRECTORS

        The Board of Directors is nominating the six current Directors for reelection. The number of Directors on the Company’s Board of Directors has been established under the Bylaws of the Company at a maximum of ten directors. Each Director serves for a one year term or until his or her successor is elected and qualified.

Nominees for Election of Directors

        The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the six nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Gregory Pusey, Richard Donnelly, Gail Schoettler, Douglas Hepler, David Welch, and Mark Ratain will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

        The Board of Directors recommends a vote “FOR” the election of Messrs. Pusey, Donnelly, Hepler, Welch, and Ratain and Ms. Schoettler to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

PROPOSAL TWO
ADOPTION OF AN AMENDMENT TO THE 2002 INCENTIVE STOCK PLAN

        On April 3, 2002, the Board of Directors of the Company adopted the 2002 Incentive Stock Plan (the “Plan”), under which a maximum of 900,000 shares of Common Stock were reserved to be issued under a “Right to Purchase” or upon the exercise of options (“Options”). In May 2004 the number of shares reserved under the Plan was increased to 1,500,000, in June 2005 the number of shares reserved was increased to 3,500,000, and in June 1, 2007 the number of shares reserved was increased to 4,250,000. Finally, on March 27, 2008, the Board of Directors of the Company adopted an amendment to the Plan (the “Amendment”) increasing the maximum number of shares reserved under the Plan from 4,350,000 to 4,600,000.

        The Plan includes: (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable under a “Right to Purchase.”

        Shareholder approval of the March 27, 2008 Amendment is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Act”), and thereby render certain transactions under it exempt from certain provisions of Section 16 of the Act, to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code, and to ensure compliance with Nasdaq Marketplace Rule 4350.

        The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company’s management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Rights to Purchase which may be granted, and vice versa.

        The following table sets forth summary information as to unexercised options granted under the Plan as of December 31, 2007. However, to date no options have been granted from the increased number shares of shares now reserved under the Plan by the Amendment adopted on March 27, 2008.

Name and Position	Number of Options
Richard G. Donnelly -
President, Chief Executive Officer and Director	675,000

Jeffrey G. McGonegal - Chief Financial Officer	400,000

Current Executives as a Group	1,075,000

Non-Executive Director Group	1,250,000

Non-Executive Officer Employee Group	594,000

Administration of the Plan

        The Plan is administered by the Committee, which may consist of either (i) a committee, composed of at least two non-employee directors, appointed by the Company’s Board of Directors, or (ii) if no Committee has been appointed, the Company’s Board of Directors.

        In addition to determining who will be granted Options or Rights to Purchase, the Committee has the authority and discretion to determine when Options and Rights to Purchase will be granted and the number of Options and Rights to Purchase to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Rights to Purchase and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

        The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

        Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies, if any. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

        The grant of Options or Rights to Purchase under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient’s employment, although a specific grant of Options or Rights to Purchase may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Rights to Purchase, the underlying restricted stock, or Options.

Adjustment

        In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Rights to Purchase, and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Rights to Purchase or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding Common Stock. Options and Rights to Purchase may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Other Provisions

        The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the “fair market value” of the Company’s Common Stock on the date of grant. Any Incentive Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant. The exercise price of an Option may be paid in cash, or if the exercise price exceeds $5,000, then in shares of the Company’s Common Stock with a fair market value equal to the exercise price of the Option.

Income Tax Consequences of the Plan

        The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

        Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee’s sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee’s exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

        With respect to Rights to Purchase, generally, a grantee will recognize as ordinary income the fair market value of the restricted stock received upon purchasing the shares to the extent the Fair Market Value exceeds the purchase price.

Vote Required; Recommendation of the Board of Directors

        Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote.

        The Board of Directors recommends that shareholders vote “FOR” the adoption of the Amendment, as it provides a means of compensating management and employees of the Company without utilizing the Company’s cash resources. Moreover, the Board of Directors believes that the Amendment will better align the interests of the Company’s employees, officers, directors, consultants and advisors with the interests of the Company’s shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Amendment provides an incentive for those persons to put forth maximum efforts for the Company’s success in order to maximize the value of the compensation provided to them through the Rights to Purchase and Options.

ANNUAL REPORT TO SHAREHOLDERS

        Included with this Proxy Statement is the Company’s 2007 Annual Report on Form 10-KSB for the year ended December 31, 2007.

OTHER MATTERS

        Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        Only one proxy statement and annual report is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered. Shareholders desiring to receive a separate copy in the future may contact us through at our corporate offices at 1585 South Perry Street, Castle Rock, CO 80104, or by telephone: (303) 794-2000.

        Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our corporate offices at 1585 South Perry Street, Castle Rock, CO 80104, or by telephone: (303) 794-2000 to request that a single copy be delivered.

SHAREHOLDER PROPOSALS

        AspenBio Pharma expects to hold its next annual meeting of shareholders in June 2008. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to AspenBio Pharma Inc., Attention: Corporate Secretary, 1585 S. Perry Street, Castle Rock, Colorado, 80104 and we must receive the proposals by December 27, 2008. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After December 27, 2008 any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS: ASPENBIO PHARMA, INC. Gregory Pusey, Chairman

PROXY

ASPENBIO PHARMA, INC.
1585 South Perry Street
Castle Rock, Colorado 80104
(303) 794-2000

ANNUAL MEETING OF SHAREHOLDERS – JUNE 9, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of AspenBio Pharma, Inc. hereby constitutes and appoints Gregory Pusey and Richard Donnelly, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Wingate Inn, 8000 East Peakview Avenue, Greenwood Village, Colorado 80111 on June 9, 2008, at 3:30 p.m. local time, and at any adjournment or adjournments thereof, upon the following:

        Proposal One:   To elect the following six persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

Gregory Pusey Richard G. Donnelly Gail S. Schoettler Douglas I. Hepler David E. Welch Mark J. Ratain, M.D.	For /__/ For /__/ For /__/ For /__/ For /__/ For /__/	Withhold Authority to vote /__/ Withhold Authority to vote /__/ Withhold Authority to vote /__/ Withhold Authority to vote /__/ Withhold Authority to vote /__/ Withhold Authority to vote /__/

        Proposal Two:   Approval of an amendment to the 2002 Incentive Stock Plan, pursuant to which the number of reserved shares will be increased from 4,250,000 to 4,600,000.

For /__/           Against /__/           Abstain /__/

        In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

        THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

        Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

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